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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 21, 2003

                                   ----------

                         TOREADOR RESOURCES CORPORATION
               (Exact name of registrant as specified in charter)


               DELAWARE                                0-02517                              75-0991164
    (State or other jurisdiction of            (Commission File Number)                  (I.R.S. Employer
            incorporation)                                                             Identification No.)

      4809 COLE AVENUE, SUITE 108                                                             75205
             DALLAS, TEXAS                                                                  (Zip Code)
         (Address of principal
          executive offices)

       Registrant's telephone number, including area code: (214) 559-3933

                                 Not Applicable
          (Former name or former address, if changed since last report)




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ITEM 9. REGULATION FD DISCLOSURE.

Attached as Exhibit 99.1 is a press release issued by Toreador on May 21, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Attached as Exhibit 99.1 is a press release issued by Toreador on May 21, 2003, including in part results for the first quarter of 2003.


                                    * * * * *

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   TOREADOR RESOURCES CORPORATION


                                   By:   /s/ G. Thomas Graves III
                                       ----------------------------------------
                                       G. Thomas Graves III, President and CEO

Date:  May 22, 2003



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                                 EXHIBITS INDEX



        EXHIBIT
        NUMBER                    TITLE OF DOCUMENT
        -------                   -----------------

        99.1                      Press Release dated May 21, 2003.